Exhibit 99.3

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
March 31, 1998



        Expected B Maturity                         11/15/01


        Blended Coupon                               6.0357%



        Excess Protection Level
          3 Month Average   4.93%
          March, 1998   5.65%
          February, 1998   4.53%
          January, 1998   4.63%


        Cash Yield                                  18.54%


        Investor Charge Offs                         4.85%


        Base Rate                                    8.04%


        Over 35 Day Delinquency                      5.06%


        Seller's Interest                           11.41%


        Total Payment Rate                          13.80%


        Total Principal Balance                     $ 33,909,306,783.29


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 3,867,972,264.80